UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                     _______

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): August 4, 2004

                            Sovran Self Storage, Inc.
  ____________________________________________________________________________
                Exact Name of Registrant as Specified in Charter)

            Maryland                   1-13820                  16-1194043
 (State or Other Jurisdiction        (Commission               (IRS Employer
        of Incorporation)            File Number)            Identification No.)

                6467 Main Street
                Buffalo, N.Y.                                      14221
       (Address of Principal Executive Offices)                  (Zip Code)

        Registrant's telephone number, including area code (716) 633-1850

                                 Not Applicable

          (Former Name or Former Address, if Changed Since Last Report)


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Item 7. Financial Statements and Exhibits.

(c)  Exhibits

     Exhibit 99.1   Press Release dated August 4, 2004


Item 12. Results of Operations and Financial Condition.

     On August 4, 2004, Sovran Self Storage, Inc. (the "Company") issued a press release describing selected results for the quarter ended June 30, 2004. The press release is attached to this Report as Exhibit 99.1.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                                    SOVRAN SELF STORAGE, INC.
                                                    (Registrant)

Date: August 4, 2004                                By:  /s/ David L. Rogers
                                                         -----------------------
                                                         David L. Rogers,
                                                         Chief Financial Officer

                                  Exhibit Index

Exhibit No.                   Description
-----------                   -----------

Exhibit 99.1                  Press Release dated August 4, 2004